SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 7, 2005


                              HARBIN ELECTRIC, INC.
             (Exact name of registrant as specified in its charter)


              Nevada                      000-51006              98-040339
 (State or other Jurisdiction of  (Commission File Number)   (IRS Employer No.)
  Identification Incorporation)

                  No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
                     Harbin Kai Fa Qu, Harbin, 150060, China
                    (Address of Principal Executive Offices)

                                 86-451-86116757
              (Registrant's Telephone Number, including Area Code)


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year


     On June 30, 2005, the Board of Directors of Harbin Electric, Inc. (the "Company") approved by unanimous written consent an amendment to the Bylaws of the Company amending (a) its title to reflect the Company's name change to "Harbin Electric, Inc." and (b) Section 2.1 to provide that the annual meeting of shareholders will be held on the date and at the time fixed by the Board of Directors. The Bylaw amendment is effective as of June 30, 2005. A copy of the amended and restated Bylaws of the Company is attached hereto and incorporated herein as Exhibit 10.1.



Exhibit  List

     10.1  Amended  and  Restated  Bylaws  of  Harbin  Electric,  Inc.

                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:     July  7,  2005


                                                 Harbin  Electric,  Inc.
                                                 -------------------------------
                                                 (Registrant)








                                              By:  /s/ Tianfu Yang
                                                   ---------------
                                                       Tianfu Yang
                                                       Chief  Executive  Officer